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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 22, 2002


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



        Delaware                     0-25581                  06-1528493
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(State or other Jurisdiction  (Commission File Number)      (IRS Employer
    of Incorporation)                                      Identification No.)



     800 Connecticut Avenue, Norwalk, Connecticut                  06854
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            (Address of principal office)                       (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 9.  REGULATION FD DISCLOSURE.

         On May 22, 2002, priceline.com Incorporated announced in a presentation at Goldman Sachs' 3rd Annual Internet, New Media and E-Commerce Conference in Las Vegas, Nevada that it intended to re-confirm its 2nd quarter 2002 financial guidance. The information set forth above is qualified in its entirety by reference to the press release and priceline.com's presentation materials, each of which is attached hereto as Exhibit 99.1 and 99.2, respectively, and incorporated herein by reference.

                  EXHIBITS.

                  99.1 Press release issued by priceline.com Incorporated on May 22, 2002.

                  99.2 Presentation materials presented at the Goldman Sachs' 3rd Annual Internet, New Media and E-Commerce Conference in Las Vegas, Nevada on May 22, 2002.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRICELINE.COM INCORPORATED



                                      By:       /s/ Jeffery H. Boyd
                                               -------------------------------
                                               Name:  Jeffery H. Boyd
                                               Title: President and Chief
                                                      Operating Officer

Date:  May 22, 2002


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                                  EXHIBIT INDEX


                  EXHIBIT NO.       DESCRIPTION


                  99.1 Press release issued by priceline.com Incorporated on May 22, 2002.

                  99.2 Presentation materials presented at the Goldman Sachs' 3rd Annual Internet, New Media and E-Commerce Conference in Las Vegas, Nevada on May 22, 2002.